UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2023

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
PO Box 445
San Francisco, California 94104
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 6, 2023, Skillz, Inc. (the “Company”) filed a Certificate of Correction (the “Certificate of Correction”) to the Third Amended and Restated Certificate of Incorporation of the Company, as amended by the Certificate of Amendment filed on May 18, 2022 (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The Certificate of Correction was filed to correct an inaccurate reference to the total number of authorized shares of capital stock of the Company, which failed to reference the common stock of the Company.

Pursuant to Section 103(f) of the Delaware General Corporation Law (the “DGCL”), the correction was effective as of December 16, 2020.

The foregoing description of the Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Correction, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 8.01. Other Items.

As previously disclosed, on March 17, 2023, the Company filed a petition in the Delaware Court of Chancery pursuant to Section 205 of the DGCL seeking validation of the Company’s Certificate of Incorporation and the shares issued pursuant thereto to resolve any uncertainty with respect to those matters (captioned In re Skillz Inc., C.A. No. 2023-0336-LWW (Del. Ch.), the “Section 205 Action”).

On April 5, 2023, the Court of Chancery held a hearing in the Section 205 Action and orally granted the Company’s petition and, on April 5, 2023, the Court issued an order in the Section 205 Action granting the Company’s petition validating the Certificate of Incorporation, all shares of capital stock of the Company issued pursuant thereto and all other corporate actions and transactions taken in reliance on the effectiveness of the Certificate of Incorporation. A copy of the Court’s order is filed as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Certificate of Correction of the Third Amended and Restated Certificate of Incorporation of Skillz Inc. filed on April 6, 2023
99.1	Order entered by the Delaware Court of Chancery on April 5, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Alvin Lobo
	Name:	Alvin Lobo
	Title:	Chief Financial Officer
Date: April 12, 2023